                                MAP-EQUITY FUND

To Our Shareholders:

MAP-Equity Fund returned 17.2% during the last six months of 1995 and 32.5% for the full year (including reinvestment of dividends but not deducting the maximum sales charge). Comparable performance for the Standard & Poor's 500 Index, a generally accepted index of unmanaged securities, was 14.4% for the six month period and 37.5% for the year.

Capital gains realized during 1995 remained high as the Fund's assets were reallocated among individual members of the management team. This is in keeping with our advisor's long-established policy of trying to provide shareholders increased exposure to the most successful managers. Better than average risk-adjusted performance for our shareholders continues to be our management team's primary objective.

Recently, the Fund's low risk posture and competitive returns have been acknowledged by the financial press. In this regard, MAP-Equity Fund and its managers were the subject of an interview featured as the cover story in the February, 1996 issue of the DOW JONES INVESTMENT ADVISOR magazine. MAP-Equity Fund was also cited in the year-end Mutual Fund issue of BARRON'S as the best performing Growth and Income Fund in the fourth quarter of 1995 and in the NEW YORK TIMES, November 12, 1995 Business Section, for excellent performance over the long-term.

On December 19, 1995 the Board of Directors declared a dividend from net investment income of $.20 per share and a capital gain distribution of $1.87 per share payable to shareholders of record on December 22, 1995. Total 1995 income and capital gains distributions were $.43 and $2.21, respectively.

The Board of Directors continues to invite you to mail your comments and suggestions to them and thanks you for your continued support and confidence in the Fund.

                                          Sincerely,
                                          EUGENE J. CIARKOWSKI
                                          PRESIDENT

February 15, 1996

                        REPORT OF THE INVESTMENT ADVISER

Dear Shareholders:

Several stocks made important contributions during the second half of 1995.

CCH INC. (formerly known as Commerce Clearing House) appreciated better than 100% during the second half of 1995 after the family that controlled it agreed in November 1995 to sell out to Wolters Kluwer at $55.50 per share. CCH's CEO had publicly stated in a speech in late June 1995 that he thought the private market value of his company was materially higher than the public market value, and that he was trying to close the gap. That speech, as well as stock repurchases by the company and some insider buying by management, contributed to our decision to maintain a large holding in CCH.

MEREDITH was also a standout performer, appreciating 65% during the second half. Meredith's magazine results continue to improve, franchising activities account for an increasing contribution to the bottom line and the company has a deal with Reader's Digest that should cure its book publishing losses. However, we suspect that the increase in the stock price is also due to other factors. Recent industry acquisitions have focused attention on the value of Meredith's TV stations, and the "content" of company publications may make it a beneficiary of expanded interactive services.

DIGITAL EQUIPMENT also helped performance, increasing 57% during the second half. This occurred as Digital continued its dramatic earnings turnaround, driven by reduced employment and selective asset sales. Also helping is the growing acceptance of its state-of-the-art 64 bit Alpha architecture, giving it a preeminent position for the next generation of computing.

SHARED MEDICAL SYSTEM appreciated 35% in the second half in a reaction to a positive top management change. Also helping was the market's willingness to pay a higher multiple for its earnings in a period of slow growth. The fact that President Clinton fought hard to protect Medicare and Medicaid from Republican cutbacks may have also helped.

RITE AID, another large position, appreciated 33% in the second half when it got the two largest holders and the management of REVCO to agree to a merger. Such a merger would materially strengthen Rite Aid's share of its traditional market, as well as lower the price at which it could buy pharmaceuticals. Rite Aid's experience with the FTC in two previous mergers lent credibility to the proposition that compromises would be reached with government regulators that would allow the merger to proceed.

Our poorer performers for the last six months include Caldor, Edison Brothers Stores, Quaker State and National Computer Systems.

Caldor and Edison Brothers Stores, both of which have been eliminated from the portfolio, negatively impacted full year portfolio performance. Culminating a rapid sequence of events, CALDOR declared bankruptcy after lenders began to withhold financing for inventories. We had been attracted to Caldor by its unique and growing retail presence in dense urban areas along the Atlantic seaboard. In those stores competition was minimal, sales were strong and shrinkage was improving. However, fierce competition in some traditional suburban markets quickly soured the environment for a substantial number of Caldor stores and those of many other retailers.

We saw in EDISON BROTHERS STORES an opportunity in the young men's market which most mall-based retailers avoid. The company had also begun to invest in arcade-based entertainment, a logical expansion. However, shopping mall traffic fell and a critical number of Edison's apparel stores faced serious difficulties when fashion tastes moved away from the company's offerings.

QUAKER STATE declined 16% during the second half. We attribute this to extensive restructuring which delayed a move into a period of rapid earnings growth. During the year we reduced our holding in Quaker State.

Another poor performer was NATIONAL COMPUTER SYSTEMS which declined 9% during the second half of 1995. This company continues to be in a fundamental turnaround led by a new and focused management in whom we have confidence. The company is a major subcontractor to the Department of Education and may have suffered from the federal budget uncertainty.

                                          Sincerely,

                                                     [SIGNATURE]
                                          MICHAEL J. MULLARKEY
                                          FOR MARKSTON INVESTMENT MANAGEMENT

February 15, 1996

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE MAP-EQUITY FUND
                      AND THE STANDARD & POOR'S 500 INDEX
                FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 AVERAGE ANNUAL TOTAL RETURN
1 Year                                      5 Year     10 Year
26.21%                                      14.74%      13.89%
                                 MAP - Equity Fund     S&P 500
1985                                         9,525       10000
1986                                         11640       11870
1987                                         11123       12464
1988                                         14451       14532
1989                                         18524       19125
1990                                         17581       18532
1991                                         22449       24166
1992                                         24813       26002
1993                                         26965       28628
1994                                         27709       29003
1995                                         36715       39888

THE GRAPH ABOVE DEPICTS THE PERFORMANCE OF MAP-EQUITY FUND VERSUS THE STANDARD & POOR'S 500 INDEX (AN UNMANAGED INDEX OF STOCKS CONSIDERED REPRESENTATIVE OF THE OVERALL STOCK MARKET). IT IS IMPORTANT TO NOTE THAT MAP-EQUITY FUND IS A
PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS NOT AVAILABLE FOR INVESTMENT, IS UNMANAGED AND IS SHOWN FOR COMPARISON ONLY.

THIS GRAPH ASSUMES AN INITIAL INVESTMENT OF $10,000, THE MAXIMUM 4.75% SALES CHARGE ON FUND SHARES, AS WELL AS REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN ORIGINALLY PURCHASED.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
MAP-Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MAP-Equity Fund (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the seven years in the period ended December 31, 1992 were audited by other independent accountants whose report dated February 12, 1993 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 13, 1996

STATEMENT OF ASSETS AND LIABILITIES
MAP-EQUITY FUND
DECEMBER 31, 1995

ASSETS
Investments -- Note D:
  Common stocks (cost $34,152,837).......  $50,275,100
  Preferred stocks (cost $41,091)........       48,351
  Corporate bonds (cost $195,713)........      234,465
  Short-term investments.................   10,083,843
                                           -----------
                                            60,641,759
Cash.....................................       86,280
Receivable for investment securities
  sold...................................       81,959
Receivable for Fund shares sold..........          310
Dividends and interest receivable........      133,193
Other assets.............................        8,462
                                           -----------
        Total Assets.....................  $60,951,963
                                           -----------
                                           -----------
LIABILITIES
Payable for investment securities
  purchased..............................  $   228,830
Accrued investment advisory fee -- Note
  B......................................       45,121
Distributions payable....................      160,340
Accounts payable and accrued expenses....       50,391
                                           -----------
        Total Liabilities................      484,682

NET ASSETS
Capital stock -- 3,123,558 shares of
  $1.00 par value capital stock
  outstanding (21,000,000 shares
  authorized)............................    3,123,558
Capital paid-in..........................   41,504,241
Accumulated undistributed net investment
  income.................................       75,933
Capital gain distributions required for
  federal income tax purposes over
  amounts recorded for financial
  reporting purposes.....................     (404,726)
Net unrealized appreciation of
  investments............................   16,168,275
                                           -----------
        Total Net Assets.................   60,467,281
                                           -----------
        Total Liabilities and Net
          Assets.........................  $60,951,963
                                           -----------
                                           -----------
Net asset value and redemption price per
  share ($60,467,281  DIVIDED BY
  3,123,558 shares of capital stock
  outstanding)...........................       $19.36
Computation of maximum public offering
  price per share -- 100  DIVIDED BY
  95.25 of $19.36 (on sales of $50,000 or
  more, the maximum sales charge and,
  accordingly, the offering price, is
  reduced)...............................       $20.33

See notes to financial statements.

STATEMENT OF OPERATIONS
MAP-EQUITY FUND
YEAR ENDED DECEMBER 31, 1995

Investment Income:
  Dividends..............................  $ 1,250,583
  Interest...............................      398,076
                                           -----------
                                             1,648,659
Expenses:
  Investment advisory fee -- Note B......      176,644
  Custodian..............................       69,587
  Transfer Agent.........................       66,338
  Audit..................................       31,277
  Legal..................................       18,795
  Registration and filing fees...........       17,164
  Printing...............................       16,816
  Insurance expense......................       13,259
  State taxes............................       10,416
  Directors' fees........................        7,100
  Miscellaneous..........................        3,779
                                           -----------
                                               431,175
                                           -----------
        Net Investment Income............    1,217,484
                                           -----------
Realized and Unrealized Gain on
  Investments -- Note D:
  Net realized gain from security
    transactions.........................    4,912,081
  Increase in unrealized appreciation of
    investments..........................    9,049,889
                                           -----------
    Net Gain on Investments..............   13,961,970
                                           -----------
    Net Increase in Net Assets Resulting
      from Operations....................  $15,179,454
                                           -----------
                                           -----------

STATEMENT OF CHANGES IN NET ASSETS
MAP-EQUITY FUND

                                                                                 YEAR ENDED      YEAR ENDED
                                                                                DECEMBER 31,    DECEMBER 31,
                                                                                    1995            1994
                                                                               --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income......................................................   $  1,217,484    $    986,645
  Net realized gain from security transactions ($5,320,112 and $4,793,206,
    respectively, for federal income tax purposes)...........................      4,912,081       4,786,864
  Increase (decrease) in unrealized appreciation of investments..............      9,049,889      (4,455,240)
                                                                               --------------  --------------
    Net Increase in Net Assets Resulting from Operations.....................     15,179,454       1,318,269
                                                                               --------------  --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income ($.43 and $.37, per share,
    respectively)............................................................     (1,212,694)       (972,914)
  Distributions from net realized gain from security transactions ($2.07 and
    $1.59, per share, respectively)..........................................     (5,842,295)     (4,190,731)
  Distribution required for tax purposes over amounts recorded for financial
    reporting purposes ($.14 and $0, per share, respectively)................       (404,726)              0
                                                                               --------------  --------------
    Total Distributions to Shareholders......................................     (7,459,715)     (5,163,645)
                                                                               --------------  --------------

FROM CAPITAL SHARE TRANSACTIONS -- NOTE C
  Net increase in net assets from capital share transactions.................      4,617,372       2,537,250
                                                                               --------------  --------------
    Net Increase (Decrease) in Net Assets....................................     12,337,111      (1,308,126)

NET ASSETS
  Beginning of year..........................................................     48,130,170      49,438,296
                                                                               --------------  --------------
  End of year (including undistributed net investment income of $75,933 and
    $71,143, respectively)...................................................   $ 60,467,281    $ 48,130,170
                                                                               --------------  --------------
                                                                               --------------  --------------

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
MAP-EQUITY FUND
DECEMBER 31, 1995

  NUMBER
    OF                                          MARKET
  SHARES                                         VALUE
-----------                                   -----------
             COMMON STOCKS (83.14%)
             AEROSPACE AND DEFENSE (1.51%)
     35,600  Teledyne, Inc..................  $   912,250
                                              -----------
             AUTOMOTIVE (1.64%)
     20,800  First Brands Corp..............      990,600
                                              -----------
             BANKING AND FINANCE (6.29%)
     62,200  American Express Co............    2,573,525
     15,239  BanPonce Corp..................      590,511
      9,900  Northern Trust Corp............      548,213
      2,900  Wilmington Trust Corp..........       89,175
                                              -----------
                                                3,801,424
                                              -----------
             BUILDING (1.06%)
      5,700  Lone Star Industries, Inc......      142,099
      5,600  Morgan Products Ltd.*..........       32,900
      8,100  Vulcan Materials Co............      466,763
                                              -----------
                                                  641,762
                                              -----------
             CHEMICALS (0.72%)
     15,600  Lubrizol Corp..................      434,850
                                              -----------
             COMPUTERS AND COMPUTING (4.48%)
     12,100  Cray Research, Inc.*...........      299,475
     12,400  Digital Equipment Corp.*.......      795,150
     10,500  Intel Corp.....................      595,875
     55,300  National Computer Systems,
               Inc..........................    1,009,225
      4,000  Summagraphics Corp.*...........        8,250
                                              -----------
                                                2,707,975
                                              -----------
             CONGLOMERATES (1.56%)
     14,200  Minnesota Mining &
               Manufacturing Co.............      940,750
                                              -----------
             CONSUMER GOODS AND SERVICES (13.14%)
     16,800  American Greetings Corp., Class
               A............................      464,100
     14,000  Clorox Co......................    1,002,750
     18,700  Eastman Kodak Co...............    1,252,900
     20,588  Gillette Co....................    1,073,149
     11,600  Hasbro, Inc....................      359,600
      9,897  Mattel, Inc....................      304,333
     54,300  National Service Industries,
               Inc..........................    1,757,963
     34,600  Time Warner, Inc...............    1,310,475
      9,400  Valspar Corp...................      419,475
                                              -----------
                                                7,944,745
                                              -----------
             ELECTRICAL AND ELECTRONICS (0.03%)
      2,400  Data I/O Corp.*................       15,900
                                              -----------

  NUMBER
    OF                                          MARKET
  SHARES                                         VALUE
-----------                                   -----------
             FOOD AND BEVERAGES (8.96%)
     10,600  CPC International, Inc.........  $   727,425
     14,100  Coca-Cola Co...................    1,046,925
     13,300  Kellogg Co.....................    1,027,425
     18,500  Luby's Cafeterias, Inc.........      411,625
     26,400  McDonald's Corp................    1,191,300
     21,900  Quaker Oats Co.................      755,550
     21,700  Showbiz Pizza Time, Inc.*......      260,400
                                              -----------
                                                5,420,650
                                              -----------
             HEALTHCARE AND MEDICAL (2.25%)
     24,200  Caremark International, Inc....      438,625
     25,200  Cooper Companies, Inc.*........      189,000
      6,100  NextHealth, Inc.*..............       19,063
        400  Rhone-Poulenc Rorer, Inc.......       21,300
     12,800  Shared Medical System Corp.....      691,200
                                              -----------
                                                1,359,188
                                              -----------
             INDUSTRIAL SERVICES (0.81%)
     23,000  Ogden Corp.....................      491,625
                                              -----------
             INSURANCE (1.54%)
     27,200  Allmerica Property & Casualty
               Co...........................      734,400
      6,000  Argonaut Group, Inc............      195,000
                                              -----------
                                                  929,400
                                              -----------
             INVESTMENT COMPANIES (1.20%)
      6,200  Emerging Tigers Fund, Inc.*....       80,600
      5,900  Global Government Plus Fund,
               Inc..........................       43,512
     73,200  Global Total Return Fund,
               Inc..........................      603,900
                                              -----------
                                                  728,012
                                              -----------
             OIL AND GAS (5.34%)
      7,274  Apache Corp....................      214,583
     58,397  Panhandle Eastern Corp.........    1,627,816
      2,200  Petroleum Helicopters, Inc.,
               voting.......................       30,250
      5,800  Petroleum Helicopters, Inc.,
               non-voting...................       75,400
      5,000  Piedmont Natural Gas, Inc......      116,250
     11,200  Quaker State Corp..............      141,400
      7,100  Royal Dutch Petroleum Co.......    1,001,988
      1,500  Western Gas Resources, Inc.....       24,188
                                              -----------
                                                3,231,875
                                              -----------
             PAPER AND FOREST PRODUCTS (1.51%)
     18,394  Pentair, Inc...................      915,102
                                              -----------

MAP-EQUITY FUND
DECEMBER 31, 1995

  NUMBER
    OF                                          MARKET
  SHARES                                         VALUE
-----------                                   -----------
             PRINTING AND PUBLISHING
               (14.93%)
     98,300  CCH, Inc., Class A.............  $ 5,431,075
     18,300  CCH, Inc., Class B.............    1,008,787
      7,900  Dun & Bradstreet Corp..........      511,525
     33,400  Meredith Corp..................    1,398,625
     20,000  Times Mirror Co., Series A.....      677,500
                                              -----------
                                                9,027,512
                                              -----------
             REAL ESTATE INVESTMENT (2.65%)
     23,900  Health Care Property Investors,
               Inc..........................      839,487
     50,900  United Dominion Realty Trust,
               Inc..........................      763,500
                                              -----------
                                                1,602,987
                                              -----------
             RETAIL TRADE (6.91%)
     70,818  Genovese Drug Stores, Inc.,
               Class A......................      796,702
      8,400  Grossman's, Inc.*..............        9,450
     20,583  Revco D.S., Inc.*..............      581,470
     62,100  Rite Aid Corp..................    2,126,925
     25,300  Smith's Food & Drug Centers,
               Inc., Class B................      638,825
      5,600  Universal International,
               Inc.*........................       26,600
                                              -----------
                                                4,179,972
                                              -----------
             TEXTILE & APPAREL (0.07%)
      2,500  Oshkosh B'Gosh, Inc., Class
               A............................       41,875
                                              -----------
             UTILITIES -- ELECTRIC AND GAS (1.74%)
     16,800  Cinergy Corp...................      514,500
      6,500  Eastern Utilities Assoc........      153,562
     20,900  Noram Energy Corp..............      185,488
      6,100  Northwest Natural Gas Co.......      198,250
                                              -----------
                                                1,051,800
                                              -----------
             UTILITIES -- TELEPHONE (4.40%)
     33,114  Alltel Corp....................      976,863
     22,900  GTE Corp.......................    1,007,600
     17,030  Sprint Corp....................      679,071
                                              -----------
                                                2,663,534
                                              -----------

  NUMBER
    OF                                          MARKET
  SHARES                                         VALUE
-----------                                   -----------
             VOCATIONAL TRAINING (0.40%)
     29,700  National Education Corp.*......  $   241,312
                                              -----------
             Total Common Stocks............   50,275,100
                                              -----------
             PREFERRED STOCKS (0.08%)
             AEROSPACE AND DEFENSE (0.03%)
      1,372  Teledyne, Inc., Series E.......       19,551
                                              -----------
             CONSUMER GOODS AND SERVICES
               (0.05%)
      3,200  Craig Corp., Class A*..........       28,800
                                              -----------
             Total Preferred Stocks.........       48,351
                                              -----------
 PRINCIPAL
  AMOUNT
-----------
             CORPORATE BONDS (0.39%)
             INSURANCE (0.19%)
$   129,000  CII Financial, Inc., 7.50%
               conv. sub. deb., due
               September 15, 2001...........      112,230
                                              -----------
             VOCATIONAL TRAINING (0.20%)
    174,000  National Education Corp., 6.50%
               conv. sub. deb., due May 15,
               2011.........................      122,235
                                              -----------
             Total Corporate Bonds..........      234,465
                                              -----------
             SHORT-TERM INVESTMENTS (16.68%)
 10,125,000  U.S. Treasury Bills, 4.48% to
               5.39%, due January 4 to
               February 15, 1996............   10,083,843
                                              -----------
             Total Investments (100.29%)....   60,641,759
                                              -----------
             Cash, receivables and other
               assets, less payables
               (-0.29%).....................     (174,478)
                                              -----------
             Net Assets (100.00%)...........  $60,467,281
                                              -----------
                                              -----------

---------
* Non-income producing security.

  The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.

  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAP-EQUITY FUND

NOTE A  -- ACCOUNTING POLICIES
MAP-Equity Fund (the "Fund") is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments, except for short-term investments which are stated at amortized cost which approximates market value, are valued at closing prices on national securities exchanges. Securities traded on a national securities exchange for which there are no sales on the valuation date and securities traded over-the-counter, are valued at closing bid prices. Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and to maintain this qualification by distributing each year substantially all of its taxable net income and net realized capital gains to its shareholders. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains. During the year ended December 31, 1995, the Fund realized $404,726 of capital losses which for federal income tax purposes are treated as if they occurred on January 1, 1996.

DIVIDENDS: Dividends receivable on investment securities and dividends payable to shareholders are recorded on the ex-dividend date.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B  -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS
The Fund has an investment advisory and a service agreement with Markston Investment Management ("Adviser"), a partnership between Markston International, Inc. ("Markston") and MBL Sales Corporation ("MBL Sales"). Markston is a 49% general partner of Adviser, and MBL Sales is a 51% general partner. MBL Sales is a wholly-owned subsidiary of MBLLAC Holding Corporation which is a wholly-owned subsidiary of the MBL Life Assurance Corporation ("MBL Life"). Under the investment advisory and service agreements, the Fund pays Adviser a periodic fee (basic fee) at the annual rate of .50% of the first $200,000,000 of the Fund's total net assets, .45% of the next $100,000,000 of such value, .40% of the next $100,000,000 of such value, and .35% of such value in excess of $400,000,000. The basic fee may be adjusted by an amount determined according to a formula based on the Fund's performance in relation to the Standard & Poor's 500 Index ("Index"). The formula provides for a weekly increase or decrease in the basic fee by an amount equal to .05% per annum for each full two percentage points that the Fund's investment performance, over a 24-month period, is better or worse than that of the Index. The maximum adjustment is .30%. The fee is computed and accrued daily and paid quarterly. Based on the formula, for the 24-month period ended December 31, 1995, the Fund's investment performance was
3.19 percentage points worse than that of the Index, resulting in a downward adjustment to the basic fee of 0.05%.

In the event operating expenses of the Fund, exclusive of taxes and interest, but including the investment advisory fee, exceed 1.5% of the first $30,000,000 of the Fund's average daily net asset value and 1% of the Fund's average daily net asset value in excess of $30,000,000 for any fiscal year related thereto, Adviser will reimburse the Fund promptly after the end of the fiscal year for such excess. No reimbursement was required for the year ended December 31, 1995.

In addition, the Fund has a distribution agreement with First Priority Investment Corporation ("FPIC"), a wholly-owned subsidiary of MBLLAC Holding Corporation. During the year ended December 31, 1995, the Fund was advised that FPIC received $27,388 as distributor of the Fund's shares. From this amount, FPIC paid commissions to its sales force, as well as the cost of printing prospectuses, advertising and other sales literature.

The compensation of each disinterested director is paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $900. Aggregate fees paid during the year to the Fund's disinterested directors amounted to $7,100. Two of the directors of the Fund and all officers of the Fund are either officers or employees of MBL Life. The compensation of the directors, officers and any employees of the Fund affiliated with Adviser or FPIC is paid by the affiliated entities.

At December 31, 1995, MBL Life owned 1,546,555 Fund shares.

NOTE C  -- CAPITAL STOCK
A summary of capital share transactions follows:

                                                Year Ended December 31,   Year Ended December 31,
                                                         1995                       1994
                                               -------------------------  ------------------------
                                                 Shares       Amount        Shares       Amount
                                               ----------  -------------  ----------  ------------
Shares sold..................................      47,046  $     862,252      37,817  $    687,005
Shares issued in reinvestment of income
  dividends and capital gain distributions...     378,061      7,251,403     298,182     5,046,080
                                               ----------  -------------  ----------  ------------
                                                  425,107      8,113,655     335,999     5,733,085
Less shares repurchased......................    (189,308)    (3,496,283)   (175,571)   (3,195,835)
                                               ----------  -------------  ----------  ------------
Net increase in number of shares outstanding
  and net assets resulting from capital share
  transactions...............................     235,799  $   4,617,372     160,428  $  2,537,250
                                               ----------  -------------  ----------  ------------
                                               ----------  -------------  ----------  ------------

NOTE D  -- PURCHASES AND SALES OF INVESTMENTS
Purchases  and proceeds from sales of investments during the year ended December
31,  1995,  other  than  short-term  investments,  aggregated  $18,177,888   and
$23,964,909, respectively.

The identified cost of investments owned at December 31, 1995 for federal income tax purposes was $44,484,122. At December 31, 1995, gross unrealized appreciation of investments was $16,588,149 and gross unrealized depreciation was $430,512 resulting in net unrealized appreciation of $16,157,637 for federal income tax purposes.

 ------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                                MAP-EQUITY FUND

Selected data for each share of capital stock outstanding throughout the years indicated:

                                                             YEAR ENDED DECEMBER 31,
                  --------------------------------------------------------------------------------------------------------------
                     1995        1994       1993       1992       1991       1990       1989       1988       1987       1986
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
  Beginning of
  Year..........   $   16.67   $   18.13  $   20.02  $   19.66  $   15.84  $   17.46  $   14.27  $   11.65  $   13.65  $   12.89
Net investment
  income........        0.43        0.37       0.36       0.42       0.49       0.52       0.36       0.32       0.33       0.28
Net realized and
  unrealized
  gain (loss) on
  investments...        4.90        0.13       1.32       1.65       3.87      (1.41)      3.68       3.13     (0.825)     2.455
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net increase
  (decrease) in
  net assets
  from
  operations....        5.33        0.50       1.68       2.07       4.36      (0.89)      4.04       3.45     (0.495)     2.735
Dividends from
  net investment
  income........       (0.43)      (0.37)     (0.36)     (0.43)     (0.49)     (0.54)     (0.41)     (0.31)    (0.475)    (0.315)
Distributions
  from net
  realized gain
  from security
 transactions...       (2.07)      (1.59)     (3.21)     (1.28)     (0.05)     (0.19)     (0.44)     (0.52)    (1.03)     (1.66)
Distribution
  required for
  tax purposes
  over amounts
  recorded for
  financial
  reporting
  purposes......       (0.14 )        --         --         --         --         --         --         --         --         --
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total
distributions...       (2.64 )     (1.96)     (3.57)     (1.71)     (0.54)     (0.73)     (0.85)     (0.83)     (1.505)    (1.975)
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
  End of Year...  $    19.36   $   16.67  $   18.13  $   20.02  $   19.66  $   15.84  $   17.46  $   14.27  $   11.65  $   13.65
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total
  Return(1).....       32.50%       2.76%      8.67%     10.53%     27.69%     -5.09%     28.18%     29.92%     -4.44%     22.21%
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Ratios/Supplemental
  Data:
Net Assets, End
  of Year
  (thousands)...  $   60,467   $  48,130  $  49,438  $  48,602  $  46,228  $  37,148  $  35,947  $  20,752  $  14,401  $  15,541
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Ratio of
  Expenses to
  Average Net
  Assets........        0.81%       1.07%      1.04%      1.01%      0.85%      1.01%      1.45%      1.52%      1.34%      1.32%
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Ratio of Net
  Investment
  Income to
  Average Net
  Assets........        2.30%       2.03%      1.76%      2.01%      2.69%      3.32%      2.47%      2.57%      2.29%      2.25%
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Portfolio
  Turnover
  Rate..........       39.40%      39.31%     19.55%     17.60%      9.12%      6.22%     14.34%     16.85%     20.84%     48.47%
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

-------------
(1) Total return does not reflect the sales commission (maximum 4.75%) charged on Fund shares.

See notes to financial statements.

RECORD OF PERFORMANCE (UNAUDITED)

The primary investment objective of MAP-Equity Fund is long-term appreciation of capital, and this can only be achieved over a period of time. The performance of the Fund should not be judged over the short-term, but should be considered in light of its investment policies and objectives. Following is a tabular illustration of the Fund's history since shares of the Fund were first offered for sale on January 21, 1971.

                                              Per share
                                     ----------------------------
                                       Dividends
                         Net asset     from net        Capital
                           value      investment        gains
      Year ended         per share      income      distributions
-----------------------------------------------------------------
December 31, 1971        $   10.81     $    .09              --
December 31, 1972            11.27          .10     $       .02
December 31, 1973             8.98          .08              --
December 31, 1974             6.52          .17              --
December 31, 1975             8.26          .155             --
December 31, 1976             9.70          .18              --
December 31, 1977             9.05          .225             --
December 31, 1978             8.86          .33              --
December 31, 1979             9.46          .43              --
December 31, 1980            10.77          .53              --
December 31, 1981            10.55          .45              --
December 31, 1982            11.60          .775           1.39
December 31, 1983            13.93          .37             .28
December 31, 1984            11.08          .39            2.51
December 31, 1985            12.89          .38            1.01
December 31, 1986            13.65          .315           1.66
December 31, 1987            11.65          .475           1.03
December 31, 1988            14.27          .31             .52
December 31, 1989            17.46          .41             .44
December 31, 1990            15.84          .54             .19
December 31, 1991            19.66          .49             .05
December 31, 1992            20.02          .43            1.28
December 31, 1993            18.13          .36            3.21
December 31, 1994            16.67          .37            1.59
December 31, 1995            19.36          .43            2.21
-----------------------------------------------------------------

PORTFOLIO CHANGES (UNAUDITED)

For the year ended December 31, 1995:

INVESTMENTS ADDED

Allmerica Property & Casualty Co.
American Express Co.
Apache Corp.
Cinergy Corp.
Cooper Companies, Inc.
Cray Research, Inc.
Dave & Buster's, Inc.
Digital Equipment Corp.
Dun & Bradstreet Corp.
Eastman Chemical Co.
Emerging Tigers Fund, Inc.
Global Government Plus Fund, Inc.
Global Income Plus Fund, Inc.
Global Total Return Fund, Inc.
GT Greater Europe Fund
Intel Corp.
Lone Star Industries, Inc.
Luby's Cafeterias, Inc.
National Education Corp.
NextHealth, Inc.
Oshkosh B'Gosh, Inc., Class A
Quaker Oats Co.
Teledyne, Inc., Series E (preferred)
Times Mirror Co., Series A

INVESTMENTS ELIMINATED

Americana Hotels & Realty Corp.
Archer-Daniels-Midland Co.
Avnet, Inc.
Caldor Corp.
Dave & Buster's, Inc.
DEKALB Energy Co., Class B
DEKALB Genetics Corp., Class B
Eastman Chemical Co.
Edison Brothers Stores, Inc.
First Union Real Estate Equity & Mortgage Investments
Global Income Plus Fund, Inc.
GT Greater Europe Fund
International Dairy Queen, Inc.
IRT Property Co.
Jundt Growth Fund, Inc.
KeyCorp
McWhorter Technologies, Inc.
Murphy Oil Corp.
National Presto Industries, Inc.
Occidental Petroleum Corp.
Pacific Enterprises
Phoenix Technologies, Ltd.
Questar Corp.
Santa Cruz Operation, Inc.
Sierra Tucson Co., Inc.
Stanhome, Inc.
State of the Art, Inc.
Sunshine Mining Co. (preferred)
United States Shoe Corp.
Westwood One, Inc.

                                MAP-EQUITY FUND
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS

                              Eugene J. Ciarkowski

                               Horace J. DePodwin

                              Herbert M. Groce Jr.
                              Kathleen M. Koerber

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                         Markston Investment Management
                            1 North Lexington Avenue
                       White Plains, New York 10601-1702

                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500
                                 1-800-343-0529

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES INFORMATION CONCERNING THE FUND AND THE SALES COMMISSION CHARGED ON FUND SHARES.

                                     [LOGO]

                                 ANNUAL REPORT
                               DECEMBER 31, 1995
FS-306 (2-96)
15152
                        -------------------------------